UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

Commission file number	Exact Name of Registrant as Specified in its Charter, State or other Jurisdiction of Incorporation, Address of Principal Executive Offices, Zip Code, and Registrant's Telephone Number, Including Area Code	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION	20-2777218
(a Delaware corporation)
525 South Tryon Street
Charlotte, North Carolina 28202
800-488-3853

1-3543	DUKE ENERGY INDIANA, LLC	35-0594457
(an Indiana limited liability company)
1000 East Main Street
Plainfield, Indiana 46168
800-488-3853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures	DUKB	New York Stock Exchange LLC
due September 15, 2078
Duke Energy	Depositary Shares	DUK PR A	New York Stock Exchange LLC
each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events.

On April 4, 2024, Duke Energy Indiana, LLC (“DEI”) filed a general rate case with the Indiana Utility Regulatory Commission (the “IURC”). The filing requested an overall approximate 16.2% increase in retail revenues, or approximately $492 million, with an overall rate of return of approximately 6.5% based on approval of a 10.5% return on equity and a 53.0% equity component of the capital structure. The request was premised upon a DEI forecasted rate base of $12.5 billion as of December 31, 2025. On January 29, 2025, the IURC issued an order approving, among other things, a revenue increase of approximately $296 million for the total increase, predicated in part on a 9.75% return on equity and a 53.0% equity component of the capital structure. On February 3, 2025, the IURC issued an order clarifying the $296 million revenue requirement approved in its January 29, 2025, order.

Step 1 rates are estimated to become effective by March 2025, and Step 2 rates are estimated to be effective March 2026, trued up with carrying costs to January 2026. DEI will make a compliance filing with the IURC in February 2025 for their review and approval before Step 1 rates are implemented.

An overview providing additional detail on the filing is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

    (d)    Exhibits.

99.1    Summary of Order Issued by the Indiana Utility Regulatory Commission
104    Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: February 3, 2025	By: /s/ David S. Maltz
David S. Maltz
Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary

DUKE ENERGY INDIANA, LLC
Date: February 3, 2025	By: /s/ David S. Maltz
David S. Maltz
Vice President, Legal, Assistant Secretary and Chief Governance Officer